EXHIBIT 23.5

                 CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 23,
1997, with respect to the O. Ames Co. Retirement Savings Plan for the year ended December 31, 1996.


                                   Weyer, Weyer & Associates,
A.C.

Parkersburg, West Virginia
June 9, 1998